UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
October 17, 2005

NUANCE COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-27038	94-3156479
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1 Wayside Road
Burlington, Massachusetts 01803
(Address of Principal Executive Offices, including Zip Code)
(781) 565-5000
(Registrant’s telephone number, including area code)
ScanSoft, Inc.
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-3.1 CERTIFICATE OF OWNERSHIP AND MERGER
EX-99.1 PRESS RELEASE DATED OCTOBER 18, 2005

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On October 17, 2005, ScanSoft, Inc. amended its Certificate of Incorporation to change its name from “ScanSoft, Inc.” to “Nuance Communications, Inc.” pursuant to a filing with the Secretary of State of Delaware. Pursuant to Section 253 of the Delaware General Corporation Law, no stockholder vote was required or obtained for the name change. A copy of the Certificate of Ownership and Merger is attached hereto as Exhibit 3.1. The press release announcing the name change is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits

3.1	Certificate of Ownership and Merger

99.1	Press Release dated October 18, 2005 by ScanSoft, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSoft, Inc.
By:	/s/ James R. Arnold, Jr.
James R. Arnold, Jr.
Senior Vice President and Chief Financial Officer

Date: October 18, 2005

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Ownership and Merger

99.1	Press Release dated October 18, 2005 by ScanSoft, Inc.